UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 27, 2015

REALPAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4000 International Parkway
Carrollton, Texas 75007
(Address of principal executive offices, including zip code)
(972) 820-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Equity Incentive Awards
On February 27, 2015, the Compensation Committee (the “Committee”) of the Board of Directors (“Board”) of RealPage, Inc. (the “Company”) approved the granting of awards of options to purchase shares of the Company’s common stock and awards of restricted stock under the Company’s 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended (the “2010 Plan”), to the Company’s principal executive officer, principal financial officer and one of our named executive officers as follows:

Named Executive Officer	Title	Stock Options (1)(2)(3)	Time-Based Restricted Stock Awards (1)(3)(4)	Market-Based Restricted Stock Awards (1)(3)(5)
Stephen T. Winn (6)	Chief Executive Officer	0	0	350,000
W. Bryan Hill (7)	Chief Financial Officer and Treasurer	64,585	15,180	27,050
William Chaney (7)	Executive Vice President, Enterprise Solutions	64,585	15,180	27,050

(1)
The awards were approved to be granted effective three days after the Company’s earnings are released for the fourth quarter of 2014. The awards are governed by our 2010 Plan, and the forms of award agreements approved for use thereunder. The award agreements set forth provisions regarding eligibility, vesting and other terms applicable to such awards. The 2010 Plan was filed with the Commission as Appendix A to our Definitive Proxy Statement on Schedule 14A (File No. 001-34846) on April 17, 2014 and the First Amendment to the 2010 Plan was filed with the Commission as Exhibit 10.1 to our Current Report on Form 8-K (File No. 001-34846) on January 21, 2015. The description of the awards in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the 2010 Plan and each of the award agreements.

(2)
The stock option awards have an exercise price equal to the closing price per share of our common stock on the effective date of the grant. Each stock option award vests as to 8.33% of the shares subject to such award on the first day of each calendar quarter, beginning on the first day of the calendar quarter following the date of grant, for 12 consecutive calendar quarters.

(3)
Vesting of stock option awards and both time-based and market-based restricted stock awards is contingent on the recipient’s continued status as a service provider to us or one of our subsidiaries as of each applicable vesting date.

(4)
The time-based restricted stock awards granted to Messrs. Hill and Chaney vest as to 8.33% on the first day of each calendar quarter, beginning on the first day of the calendar quarter following the date of grant, for 12 consecutive calendar quarters. The unvested shares subject to each time-based restricted stock award are subject to forfeiture upon certain events.

(5)
Of the total number of shares of market-based restricted stock granted to each executive officer, (1) 50% of the shares will become eligible to vest if, after the grant date and prior to July 1, 2018, the average closing price per share of our common stock for 20 consecutive trading days equals or exceeds $30.00 per share; and (2) 50% of the shares will become eligible to vest if, after the grant date and prior to July 1, 2018, the average closing price per share of our common stock for 20 consecutive trading days equals or exceeds $35.00 per share. Shares that become eligible to vest, if any, are referred to as “eligible shares.” The eligible shares will vest 25% per quarter over the four calendar quarters following the date they become eligible shares, beginning on the first day of the next calendar quarter after the date they become eligible shares, subject to the executive officer remaining a service provider to the Company through each applicable vesting date. However, all unvested eligible shares will be fully vested on July 1, 2018, provided that the executive officer remains a service provider to the Company through such date. In the event of a change in control (as defined in the 2010 Plan), or upon the executive officer’s termination of service due to death or disability before all shares have become eligible shares, 100% of the then unvested eligible shares will vest. Each tranche of market-based restricted stock will be deemed to be eligible and will fully vest immediately prior to a change in control that results in consideration per share of the Company’s common stock equal to or in excess of the market price target applicable to that tranche. The unvested shares subject to each market-based restricted stock award are subject to forfeiture upon certain events.

(6)	The form of award agreement for market-based restricted stock awards to Mr. Winn is filed as Exhibit 10.5 to this Current Report on Form 8-K.

(7)
The forms of award agreements for stock option awards and time-based restricted stock awards to Messrs. Hill and Chaney are filed as Exhibits 10.2 and 10.4 to this Current Report on Form 8-K and the form of the award agreement for market-based restricted stock awards to Messrs. Hill and Chaney is filed as Exhibit 10.6 to this Current Report on Form 8-K. All of Mr. Hill’s and Mr. Chaney’s unvested stock options and shares of restricted stock under time-based restricted stock awards will fully vest (1) upon termination of his service due to death or disability, (2) upon a change in control if a qualifying replacement award is not provided pursuant to the terms of the 2010 Plan, or (3) if within two years after a change in control his service to the Company is terminated without Cause or for Good Reason, as defined in Mr. Hill’s and Mr. Chaney’s respective employment agreements.

Forms of Award Agreements under the 2010 Plan
On February 27, 2015, the Committee approved updated forms of award agreements for use in connection with the grants of awards of stock options, time-based restricted stock and market-based restricted stock under the 2010 Plan. The newly approved forms of award agreements are filed as Exhibits 10.2, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K. Other current forms of award agreements used from time to time for awards of stock options and restricted stock under the 2010 Plan, but which are not applicable to the awards reported in this Current Report on Form 8-K, are attached hereto as Exhibits 10.1, 10.3, 10.7, 10.8, 10.9 and 10.10. All of such forms of award agreements impose certain restrictions on recipients of those awards, including, in certain cases, non-competition provisions and provisions regarding forfeiture upon certain events.
Amended and Restated Employment Agreements
On February 27, 2015, February 27, 2015 and March 5, 2015, respectively, the Company entered into amended and restated employment agreements with each of Stephen T. Winn, W. Bryan Hill and William Chaney (collectively, the “Amended Employment Agreements”). Each Amended Employment Agreement is effective as of March 1, 2015 and replaces and supersedes the applicable executive officer’s former employment agreement in its entirety.
The Amended Employment Agreement with Mr. Winn (the “CEO Employment Agreement”) sets forth Mr. Winn’s position, annual base salary and target annual bonus. The CEO Employment Agreement provides that, if Mr. Winn’s employment is terminated by the Company without “Cause” (as defined in the CEO Employment Agreement) or by Mr. Winn for “Good Reason” (as defined in the CEO Employment Agreement), subject to his execution, delivery and non-revocation of a mutual release of claims, Mr. Winn will be entitled to receive (1) a lump sum cash payment equal to one and one-half years of base salary, or, if such termination occurs within two years following a change in control, two years of base salary, (2) a lump sum cash payment to subsidize the cost of health insurance for a period of one year (or, if such termination occurs prior to and in connection with a change in control or within two years following a change in control, two years) and (3) a lump sum cash payment equal to any earned but unpaid base salary or bonus due to Mr. Winn in respect of periods through the termination of his employment plus accrued vacation in accordance with the Company’s vacation policy, subject to all required deductions and withholdings. Any resignation by Mr. Winn after a change in control will be considered a termination by Mr. Winn for Good Reason. The CEO Employment Agreement also provides a severance benefit upon termination due to death or disability of one year’s base salary, as well as the health insurance subsidy for one year.

The Amended Employment Agreements with Mr. Hill and Mr. Chaney (the “Employment Agreements”) each set forth the applicable named executive officer’s position, annual base salary and target annual bonus. The Employment Agreements provide that, if the applicable executive officer’s employment is terminated by the Company without “Cause” (as defined in the applicable Employment Agreement) or by the executive officer for “Good Reason” (as defined in the applicable Employment Agreement), subject to his execution, delivery and non-revocation of a mutual release of claims, the executive officer will be entitled to receive (1) an amount equal to one year of base salary, or, if such termination occurs within two years following a change in control, two years of base salary, in either case paid out over 12 months, (2) a lump sum cash payment to subsidize the cost of health insurance for a period of one year (or, if such termination occurs prior to and in connection with a change in control or within two years following a change in control, two years) and (3) a lump sum cash payment equal to any earned but unpaid base salary or bonus due to the executive officer in respect of periods through the termination of his employment plus accrued vacation in accordance with the Company’s vacation policy, subject to all required deductions and withholdings. Such Employment Agreements also provide a severance benefit upon termination due to death or disability of six months’ base salary, as well as the health insurance subsidy for one year.
Each of the Amended Employment Agreements also provides that payments and benefits payable pursuant to such agreement will be reduced to the extent necessary to avoid the application of any “golden parachute” excise tax pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended, if such reduction would result in the executive officer receiving greater compensation and benefits on an after-tax basis. Each of the Amended Employment Agreements contains provisions prohibiting the executive officer’s unauthorized disclosure of the Company’s confidential information and requiring the executive officer to use such information solely for the Company’s benefit. In addition, for a period of two years following the termination of the executive officer’s employment for any reason, the executive officer will be restricted from competing with the Company and its affiliates and soliciting the Company’s and its affiliates’ respective customers, licensees or employees. Each of the Amended Employment Agreements also provides that, to the fullest extent permitted by law, the Company will indemnify the executive officer (and advance certain legal and other expenses) in connection with the defense of any lawsuit or other claim to which the executive officer is made a party by reason of performing his responsibilities as an officer or executive officer of the Company or any of its subsidiaries, other than claims brought against the executive officer by any of his former employers.

The foregoing descriptions of the Amended Employment Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of each of such agreements, which are filed as Exhibits 10.11, 10.12 and 10.13 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Form of Stock Option Award Agreement between the Company and Stephen T. Winn approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.
10.2	Form of Stock Option Award Agreement between the Company and certain executive officers approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.
10.3
Form of Restricted Stock Award Agreement for time-based awards between the Company and Stephen T. Winn approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.

10.4
Form of Restricted Stock Award Agreement for time-based awards between the Company and certain executive officers approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.

10.5
Form of Restricted Stock Award Agreement for market-based awards between the Company and Stephen T. Winn approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.

10.6
Form of Restricted Stock Award Agreement for market based awards between the Company and certain executive officers approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.

10.7	Form of Stock Option Award Agreement between the Company and award recipients approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.
10.8
Form of Stock Option Award Agreement between the Company and award recipients (California residents) approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.

10.9	Form of Restricted Stock Award Agreement between the Company and award recipients approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.
10.10
Form of Restricted Stock Award Agreement between the Company and award recipients (California residents) approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.

10.11	Amended and Restated Employment Agreement between the Company and Stephen T. Winn dated as of March 1, 2015.
10.12	Amended and Restated Employment Agreement between the Company and W. Bryan Hill dated as of March 1, 2015.
10.13	Amended and Restated Employment Agreement between the Company and William Chaney dated as of March 1, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

By:	/s/ Stephen T. Winn
Stephen T. Winn Chief Executive Officer, President and Chairman

Date: March 5, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Stock Option Award Agreement between the Company and Stephen T. Winn approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.
10.2	Form of Stock Option Award Agreement between the Company and certain executive officers approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.
10.3
Form of Restricted Stock Award Agreement for time-based awards between the Company and Stephen T. Winn approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.

10.4
Form of Restricted Stock Award Agreement for time-based awards between the Company and certain executive officers approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.

10.5
Form of Restricted Stock Award Agreement for market-based awards between the Company and Stephen T. Winn approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.

10.6
Form of Restricted Stock Award Agreement for market-based awards between the Company and certain executive officers approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.

10.7	Form of Stock Option Award Agreement between the Company and award recipients approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.
10.8
Form of Stock Option Award Agreement between the Company and award recipients (California residents) approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.

10.9	Form of Restricted Stock Award Agreement between the Company and award recipients approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.
10.10
Form of Restricted Stock Award Agreement between the Company and award recipients (California residents) approved for use under the 2010 Equity Incentive Plan, as amended and restated June 4, 2014, as amended.

10.11	Amended and Restated Employment Agreement between the Company and Stephen T. Winn dated as of March 1, 2015.
10.12	Amended and Restated Employment Agreement between the Company and W. Bryan Hill dated as of March 1, 2015.
10.13	Amended and Restated Employment Agreement between the Company and William Chaney dated as of March 1, 2015.